SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) December 4, 1998


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000















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Item 5.  Other Events
         ------------

     On September 28, 1998, the company's Board of Directors approved a plan to divest Conoco. An initial public offering of Conoco common stock was made on October 21, 1998. The company now indirectly owns approximately 70 percent of Conoco common stock, which represents approximately 92 percent of the combined voting rights of all classes of common stock. The company intends to follow this with a tax-free split off of its remaining Conoco shares to DuPont shareholders no later than third quarter 1999. Accordingly, beginning in the third quarter of 1998, the company's consolidated financial statements and notes report its petroleum business as discontinued operations.

Attachment I  - Consolidated Industry Segment Information - Continuing
                Operations
              - Consolidated Industry Segment Information Excluding Impact of
                Nonrecurring items - Continuing Operations

Attachment II - Five-Year Financial Review

     Restated presentation reflects the petroleum business as discontinued operations.













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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




December 4, 1998









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
                                                                                     ATTACHMENT I
                                                                                     PAGE 1 OF 3

                E. I. DU PONT DE NEMOURS AND COMPANY AND CONSOLIDATED SUBSIDIARIES

           CONSOLIDATED INDUSTRY SEGMENT INFORMATION - CONTINUING OPERATIONS (unaudited)
                                       (Dollars in millions)

                                                                  1998
                                             ----------------------------------------------
                                                                                     Sept.
                                             1st Qtr.     2nd Qtr.     3rd Qtr.       YTD
                                             --------     --------     --------     -------
AFTER-TAX OPERATING INCOME (LOSS)<Fa>
------------------------------------
Chemicals<Fb> ..........................       $174         $155        $ 146       $  475
Fibers .................................        138          175          125          438
Polymers ...............................        226          235          181          642
Life Sciences<Fc> ......................         89          249         (813)        (475)
Diversified Businesses<Fd> .............         80           61         (126)          15
                                               ----         ----        -----       ------
ATOI from Continuing Operations ........        707          875         (487)       1,095

Interest and Other Corporate Expenses,
  Net of Tax ...........................        (70)         (81)         (77)        (228)
                                               ----         ----        -----       ------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS BEFORE EXTRAORDINARY
  ITEM .................................       $637         $794        $(564)      $  867
                                               ====         ====        =====       ======


                                                                  1997
                                       -----------------------------------------------------------
                                       1st Qtr.     2nd Qtr.     3rd Qtr.     4th Qtr.      Total
                                       --------     --------     --------     --------     -------

AFTER-TAX OPERATING INCOME (LOSS)
---------------------------------
Chemicals ........................       $140         $135        $ 152        $ 163       $  590
Fibers ...........................        229          239          234          260          962
Polymers .........................        205          255          224          227          911
Life Sciences<Fe> ................        140          243         (657)        (516)        (790)
Diversified Businesses<Ff> .......         54           83         (170)          18          (15)
                                         ----         ----        -----        -----       ------
ATOI from Continuing Operations ..        768          955         (217)         152        1,658

Interest and Other Corporate
  Expenses, Net of Tax ...........        (58)         (31)         (56)         (81)        (226)
                                         ----         ----        -----        -----       ------
INCOME (LOSS) FROM
  CONTINUING OPERATIONS BEFORE
  EXTRAORDINARY ITEM .............       $710         $924        $(273)       $  71       $1,432
                                         ====         ====        =====        =====       ======

------------------
See Notes on the following page.


                                                 4
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                                                                 ATTACHMENT I
                                                                 PAGE 2 OF 3
[FN]
1998
----
<Fa> First quarter and second quarter include charges of $85 and $45, respec-
     tively, within the Fibers segment attributable to employee separation costs and the shutdown of related manufacturing facilities. Third quarter includes a charge of $256 resulting from a Company-wide produc-tivity improvement initiative as follows: Chemicals - $51; Fibers - $82; Polymers - $27; Life Sciences - $16; and Diversified Businesses - $80.

<Fb> Includes a $36 gain in third quarter on the sale of Hydrogen Peroxide assets.

<Fc> First quarter includes a $60 charge in Life Sciences for revision, based on independent appraisals, of the purchase price allocation related to purchased in-process research and development in conjunction with the purchase of Protein Technologies International. Third quarter includes a charge of $845 in Life Sciences related to purchased in-process research and development in conjunction with the purchase of Merck's interest in The DuPont Merck Pharmaceutical Company based on preliminary allocations of purchase price which are subject to revision upon obtaining independent valuations by an outside appraisal firm and completion of purchase accounting allocations.

<Fd> Third quarter includes a charge of $109 in Diversified Businesses based on a revised estimate of the purchased in-process research and develop-ment associated with the purchase of the polyester businesses of Imperial Chemical Industries PLC.


1997
----
<Fe> Includes charges of $1,403 for acquired in-process research and develop-
     ment relating to the Pioneer transaction ($850 in third quarter and $53 in fourth quarter) and the PTI transaction ($500 in fourth quarter). In addition, Life Sciences includes a $62 charge associated with the "Benlate" 50 DF fungicide recall taken in the fourth quarter and a benefit of $72 from the company's equity interest in the gain on the sale by DuPont Merck of its generic and multisource product lines in the third quarter.

<Ff> Includes charges in the third quarter of $220 associated with exiting the company's global graphics arts films and offset printing plates busi-nesses and a fourth quarter charge of $63 for acquired in-process research and development relating to the ICI polyester intermediates and resins transaction.



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
                                                                                    ATTACHMENT I
                                                                                    PAGE 3 OF 3


                E. I. DU PONT DE NEMOURS AND COMPANY AND CONSOLIDATED SUBSIDIARIES

                             CONSOLIDATED INDUSTRY SEGMENT INFORMATION
            EXCLUDING IMPACT OF NONRECURRING ITEMS - CONTINUING OPERATIONS (unaudited)
                                       (Dollars in millions)

                                                                  1998
                                             ----------------------------------------------
                                                                                     Sept.
                                             1st Qtr.     2nd Qtr.     3rd Qtr.       YTD
                                             --------     --------     --------     -------
AFTER-TAX OPERATING INCOME
--------------------------
Chemicals ..............................       $174         $155         $161       $  490
Fibers .................................        223          220          207          650
Polymers ...............................        226          235          208          669
Life Sciences ..........................        149          249           48          446
Diversified Businesses .................         80           61           63          204
                                               ----         ----         ----       ------
ATOI from Continuing Operations ........        852          920          687        2,459

Interest and Other Corporate Expenses,
  Net of Tax ...........................        (70)         (81)         (77)        (228)
                                               ----         ----         ----       ------
INCOME FROM CONTINUING OPERATIONS
  BEFORE EXTRAORDINARY ITEM ............       $782         $839         $610       $2,231
                                               ====         ====         ====       ======


                                                                  1997
                                       -----------------------------------------------------------
                                       1st Qtr.     2nd Qtr.     3rd Qtr.     4th Qtr.      Total
                                       --------     --------     --------     --------     -------
AFTER-TAX OPERATING INCOME
--------------------------
Chemicals ........................       $140         $135         $152         $163       $  590
Fibers ...........................        229          239          234          260          962
Polymers .........................        205          255          224          227          911
Life Sciences ....................        140          243          121           99          603
Diversified Businesses ...........         54           83           50           81          268
                                         ----         ----         ----         ----       ------
ATOI from Continuing Operations ..        768          955          781          830        3,334

Interest and Other Corporate
  Expenses, Net of Tax ...........        (58)         (31)         (56)         (81)        (226)
                                         ----         ----         ----         ----       ------
INCOME FROM CONTINUING OPERATIONS
  BEFORE EXTRAORDINARY ITEM ......       $710         $924         $725         $749       $3,108
                                         ====         ====         ====         ====       ======




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

                                                                                                                 ATTACHMENT II
                                                                                                                 PAGE 1 OF 2
                                             E. I. DU PONT DE NEMOURS AND COMPANY
                                           FIVE-YEAR FINANCIAL REVIEW (unaudited)<F1>
                                           -----------------------------------------
                                            (Dollars in millions, except per share)

                                                                 1997          1996         1995        1994          1993
                                                              -----------   ----------   -----------  ---------   -------------
SUMMARY OF OPERATIONS
Sales .....................................................   $ 24,089      $  23,644    $  24,500    $ 22,518    $  21,327
Earnings (Loss) Before Income Taxes .......................   $  2,786      $   4,347    $   4,290    $  3,369    $     (83)
Provision for Income Taxes ................................   $  1,354      $   1,416    $   1,432    $  1,164    $       1

Income (Loss) from Continuing Operations ..................   $  1,432      $   2,931    $   2,858    $  2,205    $     (84)<F2>
  Per Share of Common Stock - Basic<F3> ...................   $   1.26      $    2.60    $    2.43    $   1.61    $   (0.07)<F2>
  Per Share of Common Stock - Diluted<F3> .................   $   1.24      $    2.56    $    2.41    $   1.60    $   (0.07)<F2>

Net Income ................................................   $  2,405      $   3,636    $   3,293    $  2,727    $     566 <F2>
  Per Share of Common Stock - Basic<F3> ...................   $   2.12      $    3.23    $    2.81    $   2.00    $    0.41 <F2>
  Per Share of Common Stock - Diluted<F3> .................   $   2.08      $    3.18    $    2.77    $   1.98    $    0.41 <F2>

FINANCIAL POSITION AT YEAR END
Working Capital ...........................................   $ (2,117)     $      15    $  (2,116)   $  3,208    $     897
Total Assets ..............................................   $ 36,842      $  32,365    $  32,748    $ 32,577    $  33,204
Borrowings and Capital Lease Obligations:
  Short Term ..............................................   $  6,152      $   3,907    $   6,152    $  1,286    $   2,790
  Long Term ...............................................   $  5,897      $   5,052    $   5,646    $  6,338    $   6,524
Stockholders' Equity ......................................   $ 11,423      $  10,616    $   8,323    $ 12,743    $  11,135

RATIOS - CONTINUING OPERATIONS BASIS
Dividends as Percent of Cash Provided by Operations .......         35%            31%          23%         34%          35%
Cash Provided by Operations as Percent of Total Debt<F4> ..         33%            46%          44%         48%          37%
Total Debt as Percent of Total Capitalization<F4> .........         51%            45%          58%         37%          45%
Return on Average Investors' Capital<F4> ..................        7.5%          15.6%        15.1%       11.5%         0.5%
Income From Continuing Operations as Percent of
  Average Stockholders' Equity ............................       12.5%          30.6%        28.6%       18.4%          N/A

GENERAL
For the Year - Continuing Operations Basis:
  Capital Expenditures ....................................   $  7,075<F5>  $   1,783    $   1,810    $  1,615    $   1,820
  Depreciation and Amortization ...........................   $  1,361      $   1,525    $   1,643    $  1,748    $   1,656
  Research and Development Expense ........................   $  1,072      $     991    $   1,031    $  1,004    $   1,086
    As percent of Sales ...................................        4.5%           4.2%         4.2%        4.5%         5.1%
Average number of Shares (millions)<F3>
  Basic ...................................................      1,131          1,121        1,170       1,360        1,353
  Diluted .................................................      1,150          1,140        1,183       1,371        1,363
Dividends Per Common Share<F3> ............................   $   1.23      $   1.115    $   1.015    $   0.91    $    0.88
Common Stock Prices<F3>
  High ....................................................   $ 69 3/4      $49 11/16    $  36 1/2    $31 3/16    $26 15/16
  Low .....................................................   $ 46 3/8      $34 13/16    $ 26 5/16    $ 24 1/8    $  22 1/4
  Year-End Close ..........................................   $60 1/16      $ 47 1/16    $34 15/16    $28 1/16    $  24 1/8
At Year End:
  Employees (thousands)<F6> ...............................         98             97          105         107          114
  Common Stockholders of Record (thousands) ...............        154            158          166         172          181
  Book Value Per Common Share<F3> .........................   $   9.90      $    9.21    $    7.28    $   9.18    $    8.04

------------------
See Notes on the following page.

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                                                                ATTACHMENT II
                                                                PAGE 2 OF 2




                      NOTES TO FIVE-YEAR FINANCIAL REVIEW


[FN]
<F1> Restated presentation to reflect petroleum business as discontinued
     operations.

<F2> Before effect on income of extraordinary item.

<F3> Restated to reflect two-for-one split of common stock effective May 15,
     1997.

<F4> Does not necessarily reflect the company's estimated debt after the split off of the petroleum business. Restated ratios include 100% of historical debt and equity, but exclude earnings and cash flow from the petroleum business. Table below shows 1997 debt-related ratios adjusted to provide a perspective of the company's financial position after the split off of the petroleum business. These ratios have been adjusted only to reflect an assumed $5,000 reduction in debt had the split off occurred in 1997.

     1997 Ratios - reflecting assumed $5,000 debt reduction
     ------------------------------------------------------
     Cash Provided by Operations as Percent of Total Debt ...  57%
     Total Debt as percent of Total Capitalization ..........  37%
     Return on Average Investors' Capital ................... 9.7%

<F5> Includes strategic acquisitions.

<F6> Includes both continuing and discontinued operations.









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